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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2005

                               AUTOCAM CORPORATION
             (Exact name of registrant as specified in its charter)

            MICHIGAN                    333-119215              38-2790152
-------------------------------  ------------------------  -------------------
(State or other jurisdiction of     (Commission File         (IRS Employer
         incorporation)                 Number)            Identification No.)

           4436 BROADMOOR AVENUE SOUTHEAST, KENTWOOD, MICHIGAN, 49512
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (616) 698-0707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 25, 2005, Autocam Corporation ("Autocam") and its wholly owned subsidiary Autocam France, SARL entered into an amendment to the Guaranty and Credit Agreement, dated as of June 21, 2004 (the "Amendment") with Goldman Sachs Credit Partners L.P. and Citigroup Global Markets Inc. as Joint Lead Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, Citicorp North America, Inc., as General Administrative Agent and Collateral Agent, Citibank International PLC, as European Administrative Agent, and Bank One, NA, ING Capital, LLC and National City Bank as Documentation Agents. Pursuant to the Amendment, among other things, the financial covenants related to Interest Coverage and Leverage Ratios (each as defined in the Amendment), were amended to make them less restrictive, a new Senior Leverage Ratio (as defined in the Amendment) was established, the principal amortization on the euro term note provided under the Guaranty and Credit Agreement was restructured and the interest rate margins applicable to the loans were increased.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 10.1: First Amendment to Guaranty and Credit Agreement, dated March 31, 2005 among Autocam Corporation, Autocam France, SARL, as Borrowers, Titan Holdings, Inc., and certain subsidiaries of Autocam Corporation, as Guarantors, various lenders, Goldman Sachs Credit Partners L.P. and Citigroup Global Markets Inc. as Joint Lead Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, Citicorp North America, Inc., as General Administrative Agent and Collateral Agent, Citibank International PLC, as European Administrative Agent, and Bank One, NA, ING Capital, LLC and National City Bank as Documentation Agents (filed as Exhibit 10.2.1 to Autocam's Registration Statement on Form S-1 filed on April 25, 2005 and incorporated herein by reference)



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Autocam Corporation



                                        By:     /s/ Warren A. Veltman
                                             ----------------------------------
                                             Name:       Warren A. Veltman
                                             Title:      Chief Financial Officer




Dated: April 25, 2005



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                                  EXHIBIT INDEX


EXHIBIT NO.
-----------

Exhibit 10.1 First Amendment to Guaranty and Credit Agreement, dated March 31, 2005 among Autocam Corporation, Autocam France, SARL, as Borrowers, Titan Holdings, Inc., and certain subsidiaries of Autocam Corporation, as Guarantors, various lenders, Goldman Sachs Credit Partners L.P. and Citigroup Global Markets Inc. as Joint Lead Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, Citicorp North America, Inc., as General Administrative Agent and Collateral Agent, Citibank International PLC, as European Administrative Agent, and Bank One, NA, ING Capital, LLC and National City Bank as Documentation Agents (filed as Exhibit 10.2.1 to Autocam's Registration Statement on Form S-1 filed on April 25, 2005 and incorporated herein by reference)